Supplemental Operating and Financial Data Q3 2022 Exhibit 99.1

Veris Residential Inc. (the “Company”, “VRE”, “we”, “our”, “us”) considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward- looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants and residents will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Among the factors about which we have made assumptions are: • risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents; • the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; • the extent of any tenant bankruptcies or of any early lease terminations; • our ability to lease or re-lease space at current or anticipated rents; • changes in the supply of and demand for our properties; • changes in interest rate levels and volatility in the securities markets; • our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; • our ability to attract, hire and retain qualified personnel; • forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates, and projected revenue and income; • changes in operating costs; • our ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts; • our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; • changes in governmental regulation, tax rates and similar matters; and • other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2021. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. This Supplemental Operating and Financial Data should be read in connection with the Company’s third quarter 2022 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on November 2, 2022), as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Forward-Looking Statements 2

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 3 Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

4 Company Highlights

5 Q3 2022 Highlights • The 6,931-unit operating multifamily portfolio and Same Store 5,825-unit operating multifamily portfolio were 95.8% and 95.7% occupied, respectively, as of September 30, 2022 • Same Store Net Operating Income ("NOI") for the operating multifamily portfolio increased year-over-year by 20.8%, reflecting burn-off of existing concessions, increased revenue and reduction in controllable expenses • Achieved multifamily Blended Net Rental Growth Rate1 of 20% • Entered into an agreement to sell Harborside 1, 2, and 3 for an aggregate price of $420 million on September 21, 2022, which is expected to release approximately $350 million of net proceeds • Completed the sale of 101 Hudson Street for $346 million on October 7, 2022, releasing approximately $90 million of net proceeds used to pay down the revolving credit facility • 90% of the Company’s total debt portfolio (consolidated and unconsolidated) is hedged or fixed at a weighted average interest rate of 4.1%. The debt portfolio has a weighted average maturity of 4.4 years2 • Haus25, a 750-unit property located in Jersey City, NJ, was 83% leased and 76% occupied as of October 30, 2022, resulting in increased NOI contribution during the quarter • Earned 5 Star ESG rating from GRESB, the highest rating offered for distinguished ESG leadership and performance 1. Excludes Urby, Station House and RiverPark at Harrison; Blended Net Rental Growth Rate – weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease on an apartment unit compared to the rent for the prior lease of the identical apartment unit. 2. As of September 30, 2022; excluding the revolving credit facility and mortgage on 101 Hudson Street, which was sold in the fourth quarter 2022, and including the Haus25 LIBOR cap. See endnotes for reconciliation.

Three Months Ended Three Months Ended September 30, 2022 June 30, 2022 September 30, 2022 June 30, 2022 Net Income / (Loss) per Diluted Share $(1.10) $0.25 Key Portfolio Statistics Core FFO per Diluted Share(1) $0.15 $0.15 Multifamily Portfolio Weighted Average - Diluted Shares(2) 100,377,927 100,352,307 Operating Units 6,931 6,691 Total Equity $1.7 billion $1.8 billion % Physical Occupancy 95.8% 97.1% Total Debt $2.3 billion $2.2 billion Average Rent per Home $3,373 $3,198 Total Capitalization $4.0 billion $4.1 billion Lease-Up Units 750 750 Debt-to-Undepreciated Assets 46.6% 45.2% Land Bank Units 5,459 5,459 Net Debt $2.2 billion $2.2 billion Office Portfolio Annualized Adjusted EBITDA(1) $173,724 $154,588 Area (sqft) 4.3 million 4.3 million Net Debt-to-Adjusted EBITDA 12.7x 14.1x Consolidated In-Service Properties 6 6 Interest Coverage Ratio(1) 2.0x 2.2x % Leased Office 72.4% 73.0% % Commenced Occupancy 70.1% 66.9% Cash Rental Rate Roll-Up/(Down)(3) N/A (4.0)% GAAP Rental Rate Roll-Up/(Down)(3) N/A (4.5)% Average In-Place Rent per sqft $37.92 $38.24 6 Q3 2022 Key Financial Metrics 1. See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (Nareit). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense. 2. Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests. 3. Cash Rental Rate Roll-Up is the change in starting rent for applicable signed lease transactions in the period compared to the last month’s rent for the prior space leased. GAAP Rental Rate Roll-Up is the change in average monthly rent for applicable signed lease transactions in the period compared to the average monthly rent for the prior space leased.

# Components of Net Asset Value – Multifamily

$ in thousands

## Real Estate Portfolio - Multifamily

| Operating Multifamily NOI (Q3 Annualized)[1] | Total | At Share |
|---|---|---|
| New Jersey Waterfront | $90,560 | $76,800 |
| Massachusetts | 23,264 | 23,264 |
| Other | 18,152 | 11,530 |
| Lease-up Properties stabilized in Q4 2021[2] | 22,176 | 16,788 |
| The James (Stabilized NOI) | 5,815 | 5,815 |
| Haus25[3] (Stabilized NOI) | 30,426 | 30,426 |
| **Total Multifamily NOI** | **$190,393** | **$164,623** |
| Commercial (Q3 Annualized) | 4,684 | 3,067 |
| Hotels (Q3 Annualized) | 5,716 | 5,716 |
| **Total NOI** | **$200,793** | **$173,406** |

## Multifamily Land Value

| | |
|---|---|
| Gross Estimated Proceeds from Land Sales[4] | 25,350 |
| Estimated Value of Land[5] | 237,911 |

## Other Assets

| | |
|---|---|
| Cash and Cash Equivalents | $22,496 |
| Restricted Cash | 24,356 |
| Other Assets | 46,312 |
| **Subtotal Other Assets** | **$93,164** |

## Liabilities

| | |
|---|---|
| Operating - Consolidated Debt at Share | $1,456,781 |
| Operating - Unconsolidated Debt at Share | 312,556 |
| Lease-Up - Wholly Owned Debt | 297,324 |
| Lease-Up - Unfunded Wholly Owned Debt | 2,676 |
| Hotels Debt | 89,000 |
| Other Liabilities | 79,722 |
| **Subtotal Liabilities** | **$2,238,059** |

## Other Considerations

| | |
|---|---|
| Rockpoint Interest | $474,683 |

## Outstanding Shares

| | |
|---|---|
| Common Shares (Outstanding as of September 30, 2022) | 100,353,001 |
| Fully Diluted Shares for Q3 2022 | 100,377,927 |

**Notes:** See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Net Asset Value ("NAV") is the metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1. Please see Operating Portfolio - Multifamily details for breakdown.
2. Includes RiverHouse 9, Capstone at Port Imperial and The Upton.
3. See Lease-Up Portfolio details for costs.
4. Includes 2 land parcels under contract.
5. Based on 5,009 potential units.

7

# Components of Net Asset Value – Other

$ in thousands

## Real Estate Portfolio - Office

| Office NOI (Q3 Annualized) | Total | At Share |
|---|---|---|
| Waterfront[1] | $34,240 | $34,240 |
| Suburban | 4,596 | 4,596 |
| Hotel | 9,972 | 4,988 |
| **Total GAAP NOI[2]** | **$48,808** | **$43,824** |
| Less: straight-lining of rents adj. and ASC 805 | 7,920 | 7,920 |
| **Total Cash NOI[3]** | **$40,888** | **$35,904** |

## Office Sales / Land Value

| | |
|---|---|
| Estimated Value of Land[4] | $79,608 |

## Other Assets

| | |
|---|---|
| Cash and Cash Equivalents | $15,861 |
| Restricted Cash | 1,346 |
| Other Assets | 153,477 |
| **Subtotal Other Assets** | **$170,684** |

## Liabilities

| | |
|---|---|
| Revolving Credit Facility | $109,000 |
| Consolidated Property Debt | 250,000 |
| Unconsolidated Property Debt at Share | 50,000 |
| Other Liabilities | 57,095 |
| **Subtotal Liabilities** | **$466,095** |

## Other Considerations

| | |
|---|---|
| Preferred Equity / LP Interest | $40,231 |

## Outstanding Shares

| | |
|---|---|
| Common Shares (Outstanding as of September 30, 2022) | 100,353,001 |
| Fully Diluted Shares for Q3 2022 | 100,377,927 |

**Notes:** See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Net Asset Value ("NAV") is the metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1. Excludes annualized Q3 Cash NOI from 101 Hudson Street.
2. The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio.
3. The aggregate sum of: property-level revenue, excluding straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio.
4. Estimated Land is based on the estimated buildable SF and marketable units at estimated market pricing. Includes Harborside Plaza 4, 3 Campus, Route 34 and Columbia.

8

Office $ in thousands (incl. per unit values) except per SF Location Transaction Date Number of Buildings SF Percentage Leased Gross Asset Value(1) Price per SF Q1 2022 Disposition 111 River Street Hoboken, NJ 01/21/22 1 566,215 81.3% $210,000 $371 Total Q1 2022 Disposition 1 566,215 81.3% $210,000 $371 Q4 2022 Dispositions to Date 101 Hudson Street Jersey City, NJ 10/07/22 1 1,246,283 81.0% $346,000 $278 Total Q4 2022 Dispositions to Date 1 1,246,283 81.0% $346,000 $278 Land Location Transaction Date Gross Asset Value(1) Q1 2022 Dispositions Palladium Residential Land West Windsor, NJ 03/22/22 $24,250 Palladium Commercial Land West Windsor, NJ 03/22/22 5,250 Total Q1 2022 Dispositions $29,500 Q2 2022 Dispositions Port Imperial Park Parcel Weehawken, NJ 04/15/22 $30,000 Urby II / III Jersey City, NJ 04/21/22 70,000 Total Q2 2022 Dispositions $100,000 1. Dispositions list gross sales proceeds at 100% ownership level. 9 Transaction Activity Dispositions Multifamily $ in thousands (incl. per unit values) except per SF Location Transaction Date Gross Asset Value Q3 2022 Acquisition The James Park Ridge, NJ 07/21/22 $129,600 Total Q3 2022 Acquisition $129,600 Acquisition

# Same Store Performance

$ in thousands (unaudited)

## Multifamily Same Store[1]

| | Three Months Ended September 30, | | | | Nine Months Ended September 30, | | | | Sequential | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2022 | 2021 | Change | % | 2022 | 2021 | Change | % | Q3 2022 | Q2 2022 | Change | % |
| **Total Property Revenues (GAAP)** | **$48,241** | **$41,175** | **$7,066** | **17.2 %** | **$138,879** | **$119,599** | **$19,280** | **16.1 %** | **$48,241** | **$46,224** | **$2,017** | **4.4 %** |
| Marketing | 892 | 1,326 | (434) | (32.7)% | 2,496 | 3,721 | (1,225) | (32.9)% | 892 | 802 | 90 | 11.2 % |
| Payroll | 3,296 | 3,130 | 166 | 5.3 % | 9,650 | 8,898 | 752 | 8.5 % | 3,296 | 3,206 | 90 | 2.8 % |
| Repairs & Maintenance | 3,545 | 3,436 | 109 | 3.2 % | 9,882 | 9,558 | 324 | 3.4 % | 3,545 | 3,192 | 353 | 11.1 % |
| **Total Controllable Expenses** | 7,733 | 7,892 | (159) | (2.0)% | 22,028 | 22,177 | (149) | (0.7)% | 7,733 | 7,200 | 533 | 7.4 % |
| Utilities | 1,304 | 1,349 | (45) | (3.3)% | 3,926 | 4,198 | (272) | (6.5)% | 1,304 | 1,111 | 193 | 17.4 % |
| Insurance | 1,083 | 874 | 209 | 23.9 % | 3,250 | 2,647 | 603 | 22.8 % | 1,083 | 1,082 | 1 | 0.1 % |
| Real Estate Taxes | 8,303 | 6,346 | 1,957 | 30.8 % | 21,190 | 18,341 | 2,849 | 15.5 % | 8,303 | 6,404 | 1,899 | 29.7 % |
| **Total Non-Controllable Expenses** | 10,690 | 8,569 | 2,121 | 24.8 % | 28,366 | 25,186 | 3,180 | 12.6 % | 10,690 | 8,597 | 2,093 | 24.3 % |
| Management Fees & Other | 1,851 | 1,558 | 293 | 18.8 % | 5,577 | 4,782 | 795 | 16.6 % | 1,851 | 1,872 | (21) | (1.1)% |
| **Total Property Expenses** | **20,274** | **18,019** | **2,255** | **12.5 %** | **55,971** | **52,145** | **3,826** | **7.3 %** | **20,274** | **17,669** | **2,605** | **14.7 %** |
| **Same Store GAAP NOI[2]** | **$27,967** | **$23,156** | **$4,811** | **20.8 %** | **$82,908** | **$67,454** | **$15,454** | **22.9 %** | **$27,967** | **$28,555** | **$(588)** | **(2.1)%** |
| Total Units | 5,825 | 5,825 | - | - | 5,825 | 5,825 | - | - | 5,825 | 5,825 | - | - |
| % Ownership | 83.9 % | 83.9 % | - | - | 83.9 % | 83.9 % | - | - | 83.9 % | 83.9 % | - | - |
| % Occupied - Quarter End | 95.7 % | 96.5 % | (0.8)% | - | 95.7 % | 96.5 % | (0.8)% | - | 95.7 % | 96.8 % | (1.1)% | - |

**Notes:** See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".
1. Values represent the Company's pro rata ownership of operating portfolio. Q3 2022 Real estate taxes include $1.2 million related to the first and second quarter.
2. Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

10

# Balance Sheet

$ in thousands (unaudited)

| | September 30, 2022 | | | | December 31, 2021 |
|---|---|---|---|---|---|
| | Multifamily | Office/Corp. | Elim. / Other | Total | |
| **ASSETS** | | | | | |
| **Rental property** | | | | | |
| Land and leasehold interests | $370,857 | $16,687 | – | $387,544 | $348,505 |
| Buildings and improvements | 2,524,737 | 536,251 | – | 3,060,988 | 2,682,223 |
| Tenant improvements | 7,537 | 104,534 | – | 112,071 | 106,654 |
| Furniture, fixtures and equipment | 89,684 | 7,198 | – | 96,882 | 100,011 |
| Land and improvements held for development | 163,110 | 14,215 | – | 177,325 | 144,705 |
| Development and construction in progress | 37,555 | 170,425 | – | 207,980 | 694,768 |
| | 3,193,480 | 849,310 | – | 4,042,790 | 4,076,866 |
| Less - accumulated depreciation and amortization | (242,623) | (369,136) | – | (611,759) | (583,416) |
| | 2,950,857 | 480,174 | – | 3,431,031 | 3,493,450 |
| Rental property held for sale, net | 188,070 | 276,884 | – | 464,954 | 618,646 |
| Net Investment in Rental Property | 3,138,927 | 757,058 | – | 3,895,985 | 4,112,096 |
| Cash and cash equivalents | 22,496 | 15,861 | – | 38,357 | 31,754 |
| Restricted cash | 24,356 | 1,346 | – | 25,702 | 19,701 |
| Investments in unconsolidated joint ventures | 129,575 | – | – | 129,575 | 137,772 |
| Unbilled rents receivable, net | 3,471 | 50,884 | – | 54,355 | 72,285 |
| Deferred charges, goodwill and other assets, net[(1)(2)] | 40,855 | 102,242 | (33,316) | 109,781 | 151,347 |
| Accounts receivable | 1,986 | 351 | – | 2,337 | 2,363 |
| **Total Assets** | **$3,361,666** | **$927,742** | **$(33,316)** | **$4,256,092** | **$4,527,318** |
| **LIABILITIES & EQUITY** | | | | | |
| Revolving credit facility | – | 109,000 | – | 109,000 | 148,000 |
| Mortgages, loans payable and other obligations, net | 1,908,501 | 249,205 | – | 2,157,706 | 2,241,070 |
| Note payable to affiliate | 33,316 | – | (33,316) | – | – |
| Dividends and distributions payable | – | 110 | – | 110 | 384 |
| Accounts payable, accrued expenses and other liabilities | 38,519 | 42,099 | – | 80,618 | 134,977 |
| Rents received in advance and security deposits | 11,035 | 14,716 | – | 25,751 | 26,396 |
| Accrued interest payable | 4,966 | 965 | – | 5,931 | 5,760 |
| **Total Liabilities** | **1,996,337** | **416,095** | **(33,316)** | **2,379,116** | **2,556,587** |
| Commitments and contingencies | | | | | |
| Redeemable noncontrolling interests | 474,683 | 40,231 | – | 514,914 | 521,313 |
| **Total Stockholders'/Members Equity** | **852,486** | **349,093** | **–** | **1,201,579** | **1,281,982** |
| Noncontrolling interests in subsidiaries: | | | | | |
| Operating Partnership | – | 122,560 | – | 122,560 | 127,053 |
| Consolidated joint ventures | 38,160 | (237) | – | 37,923 | 40,383 |
| **Total Noncontrolling Interests in Subsidiaries** | **$38,160** | **$122,323** | **$0** | **$160,483** | **$167,436** |
| **Total Equity** | **$890,646** | **$471,416** | **$0** | **$1,362,062** | **$1,449,418** |
| **Total Liabilities and Equity** | **$3,361,666** | **$927,742** | **$(33,316)** | **$4,256,092** | **$4,527,318** |

1. Includes mark-to-market lease intangible net assets of $13,135 and mark-to-market lease intangible net liabilities of $544 as of Q3 2022.
2. Includes Prepaid Expenses and Other Assets attributable to Multifamily of $24,352 as follows: (i) deposits of $5,117, (ii) other receivables of $4,077, (iii) other prepaids/assets of $11,973, and (iv) prepaid taxes of $3,185.

11

# Income Statement - Quarterly Comparison

$ in thousands, except per share amounts (unaudited)

| | Q3 2022 Multifamily | Q3 2022 Office/Corp. | Q3 2022 Less: Disc. Ops | Q3 2022 Total | Q3 2021 |
|---|---|---|---|---|---|
| **REVENUES** | | | | | |
| Revenue from leases: | | | | | |
| Base rents | $48,434 | $24,981 | $(1,141) | $72,274 | $64,866 |
| Escalations and recoveries from tenants | 1,978 | 3,781 | (268) | 5,491 | 5,817 |
| Real estate services | 886 | – | – | 886 | 2,628 |
| Parking income | 3,498 | 1,375 | – | 4,873 | 3,950 |
| Hotel income | 4,489 | – | – | 4,489 | 3,018 |
| Other income | 1,077 | 2,266 | – | 3,343 | 1,905 |
| **Total revenues** | **60,362** | **32,403** | **(1,409)** | **91,356** | **82,184** |
| **EXPENSES** | | | | | |
| Real estate taxes | 10,077 | 4,923 | (100) | 14,900 | 11,764 |
| Utilities | 2,199 | 1,756 | – | 3,955 | 3,573 |
| Operating services | 13,381 | 7,344 | (160) | 20,565 | 17,135 |
| Real estate services expenses | 2,704 | 48 | – | 2,752 | 3,307 |
| General and administrative[1] | 2,755 | 10,112 | (4) | 12,863 | 11,288 |
| Dead deal and transaction-related costs | – | 3 | – | 3 | 3,671 |
| Depreciation and amortization | 21,578 | 7,481 | (99) | 28,960 | 28,950 |
| Property impairments | – | 84,509 | – | 84,509 | – |
| Land and other impairments | 2,536 | – | – | 2,536 | 3,401 |
| **Total expenses** | **55,230** | **116,176** | **(363)** | **171,043** | **83,089** |
| **Operating Income (expense)** | **5,132** | **(83,773)** | **(1,046)** | **(79,687)** | **(905)** |
| **OTHER (EXPENSE) INCOME** | | | | | |
| Interest expense | (19,866) | (2,271) | – | (22,137) | (15,200) |
| Interest and other investment income (loss) | 152 | 128 | – | 280 | (4,731) |
| Equity in earnings (loss) of unconsolidated joint ventures | (304) | – | – | (304) | (1,724) |
| Realized and unrealized gains (losses) on disposition | (5,100) | – | – | (5,100) | (3,000) |
| Gain (loss) on sale of unconsolidated joint venture interests | – | – | – | – | (1,886) |
| **Total other income (expense)** | **(25,118)** | **(2,143)** | **–** | **(27,261)** | **(26,541)** |
| **Income from continuing operations** | **(19,986)** | **(85,916)** | **(1,046)** | **(106,948)** | **(27,446)** |
| Income from discontinued operations | – | – | 1,046 | 1,046 | 1,045 |
| Realized gains (losses) on disposition | – | – | – | – | 609 |
| **Total discontinued operations** | **–** | **–** | **1,046** | **1,046** | **1,654** |
| **Net Income** | **(19,986)** | **(85,916)** | **–** | **(105,902)** | **(25,792)** |
| Noncontrolling interest in consolidated joint ventures | 726 | – | – | 726 | 1,137 |
| Noncontrolling interests in Operating Partnership from continuing operations | – | 10,420 | – | 10,420 | 2,962 |
| Noncontrolling interests in Operating Partnership in discontinued operations | – | (97) | – | (97) | (150) |
| Redeemable noncontrolling interest | (6,016) | (349) | – | (6,365) | (6,471) |
| **Net income (loss) available to common shareholders** | **$(25,276)** | **$(75,942)** | **$–** | **$(101,218)** | **$(28,314)** |
| **Basic earnings per common share:** | | | | | |
| Net income (loss) available to common shareholders | | | | $(1.10) | $(0.33) |
| **Diluted earnings per common share:** | | | | | |
| Net income (loss) available to common shareholders | | | | $(1.10) | $(0.33) |
| Basic weighted average shares outstanding | | | | 91,087 | 90,941 |
| Diluted weighted average shares outstanding | | | | 100,378 | 99,975 |

1. General and administrative includes $1.4 million of General and administrative - property level which is also included in multifamily NOI.

12

# Income Statement - Year-to-Date Comparison

$ in thousands, except per share amounts (unaudited)

| | Nine Months Ended September 30, 2022 | | | | Nine Months Ended September 30, 2021 | | |
|---|---|---|---|---|---|---|---|
| | Multifamily | Office/Corp. | Less: Disc. Ops | Total | All Operations | Less: Disc. Ops | Total |
| **REVENUES** | | | | | | | |
| Revenue from leases: | | | | | | | |
| Base rents | $129,340 | $70,000 | $(3,424) | $195,916 | $217,318 | $(29,560) | $187,758 |
| Escalations and recoveries from tenants | 4,530 | 11,148 | (997) | 14,681 | 18,094 | (3,582) | 14,512 |
| Real estate services | 2,693 | – | – | 2,693 | 7,747 | – | 7,747 |
| Parking income | 9,948 | 3,856 | – | 13,804 | 10,538 | (18) | 10,520 |
| Hotel income | 10,442 | – | – | 10,442 | 6,785 | – | 6,785 |
| Other income | 2,801 | 28,478 | – | 31,279 | 9,103 | (21) | 9,082 |
| **Total revenues** | **159,754** | **113,482** | **(4,421)** | **268,815** | **269,585** | **(33,181)** | **236,404** |
| **EXPENSES** | | | | | | | |
| Real estate taxes | 25,492 | 14,428 | (488) | 39,432 | 39,710 | (4,317) | 35,393 |
| Utilities | 5,851 | 5,514 | – | 11,365 | 13,326 | (2,510) | 10,816 |
| Operating services | 36,804 | 21,369 | (502) | 57,671 | 57,580 | (6,180) | 51,400 |
| Real estate services expenses | 7,906 | 129 | – | 8,035 | 9,838 | – | 9,838 |
| General and administrative[1] | 5,990 | 37,936 | (7) | 43,919 | 43,363 | (23) | 43,340 |
| Dead deal and transaction-related costs | 82 | 1,266 | – | 1,348 | 6,416 | – | 6,416 |
| Depreciation and amortization | 59,130 | 24,472 | (790) | 82,812 | 87,375 | (2,149) | 85,226 |
| Property impairments | – | 84,509 | – | 84,509 | 6,041 | – | 6,041 |
| Land and other impairments | 9,368 | – | – | 9,368 | 11,333 | – | 11,333 |
| **Total expenses** | **150,623** | **189,623** | **(1,787)** | **338,459** | **274,982** | **(15,179)** | **259,803** |
| **Operating Income (expense)** | **9,131** | **(76,141)** | **(2,634)** | **(69,644)** | **(5,397)** | **(18,002)** | **(23,399)** |
| **OTHER (EXPENSE) INCOME** | | | | | | | |
| Interest expense | (47,751) | (7,118) | – | (54,869) | (50,935) | 1,571 | (49,364) |
| Interest and other investment income (loss) | 212 | 415 | – | 627 | (4,619) | – | (4,619) |
| Equity in earnings (loss) of unconsolidated joint ventures | 1,847 | – | – | 1,847 | (2,831) | – | (2,831) |
| Realized and unrealized gains (losses) on disposition | (5,100) | (2,604) | 4,440 | (3,264) | 25,990 | (25,469) | 521 |
| Gain on disposition of developable land | 55,126 | 2,622 | – | 57,748 | 111 | – | 111 |
| Gain (loss) on sale of unconsolidated joint venture interests | | – | – | – | (1,886) | – | (1,886) |
| Gain (loss) from extinguishment of debt, net | (129) | (6,289) | – | (6,418) | (46,735) | – | (46,735) |
| **Total other income (expense)** | **4,205** | **(12,974)** | **4,440** | **(4,329)** | **(80,905)** | **(23,898)** | **(104,803)** |
| **Income from continuing operations** | **13,336** | **(89,115)** | **1,806** | **(73,973)** | **(86,302)** | **(41,900)** | **(128,202)** |
| Income from discontinued operations | – | – | 2,634 | 2,634 | – | 16,431 | 16,431 |
| Realized gains (losses) on disposition | – | – | (4,440) | (4,440) | – | 25,469 | 25,469 |
| **Total discontinued operations** | **–** | **–** | **(1,806)** | **(1,806)** | **–** | **41,900** | **41,900** |
| **Net Income** | **13,336** | **(89,115)** | **–** | **(75,779)** | **(86,302)** | **–** | **(86,302)** |
| Noncontrolling interest in consolidated joint ventures | 2,484 | – | – | 2,484 | 3,670 | – | 3,670 |
| Noncontrolling interests in Operating Partnership from continuing operations | – | 8,356 | – | 8,356 | 13,084 | – | 13,084 |
| Noncontrolling interests in Operating Partnership in discontinued operations | – | 170 | – | 170 | (3,809) | – | (3,809) |
| Redeemable noncontrolling interest | (18,047) | (1,121) | – | (19,168) | (19,413) | – | (19,413) |
| **Net income (loss) available to common shareholders** | $(2,227) | $(81,710) | $– | $(83,937) | $(92,770) | $– | $(92,770) |
| **Basic earnings per common share:** | | | | | | | |
| Net income (loss) available to common shareholders | | | | $(0.98) | | | $(1.08) |
| **Diluted earnings per common share:** | | | | | | | |
| Net income (loss) available to common shareholders | | | | $(0.98) | | | $(1.08) |
| Basic weighted average shares outstanding | | | | 91,022 | | | 90,803 |
| Diluted weighted average shares outstanding | | | | 100,215 | | | 99,870 |

1. General and administrative includes $3.3 million of General and administrative - property level which is also included in multifamily NOI.

13

# FFO & Core FFO

$ in thousands except per share and ratios (unaudited)

| | Three Months Ended September 30, 2022 | Three Months Ended September 30, 2021 | Nine Months Ended September 30, 2022 | Nine Months Ended September 30, 2021 |
|---|---|---|---|---|
| Net income (loss) available to common shareholders | $(101,218) | $(28,314) | $(83,937) | $(92,770) |
| Add (deduct): Noncontrolling interests in Operating Partnership | (10,420) | (2,962) | (8,356) | (13,084) |
| Noncontrolling interests in discontinued operations | 97 | 150 | (170) | 3,809 |
| Real estate-related depreciation and amortization on continuing operations[1] | 31,254 | 31,229 | 89,698 | 91,657 |
| Real estate-related depreciation and amortization on discontinued operations | 99 | 448 | 790 | 2,150 |
| Property impairments on continuing operations | 84,509 | – | 84,509 | 6,041 |
| Impairment of unconsolidated joint venture investment (included in Equity in earnings) | – | – | – | (2) |
| Gain on sale from unconsolidated joint ventures | – | 1,886 | – | 1,886 |
| Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net | 5,100 | 3,000 | 3,264 | (521) |
| Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net | – | (609) | 4,440 | (25,469) |
| **Funds from operations[2]** | **$9,421** | **$4,828** | **$90,238** | **$(26,303)** |
| Add/(Deduct): | | | | |
| (Gain)/Loss from extinguishment of debt, net | – | – | 6,418 | 46,735 |
| Dead deal and other post-sale items in other income/expense | – | – | – | (2,957) |
| Dead deal and transaction-related costs | 3 | 3,671 | 1,348 | 6,416 |
| Land and other impairments | 2,536 | 3,401 | 9,368 | 11,333 |
| Loan receivable loss allowance | – | 5,152 | – | 5,152 |
| (Gain) on disposition of developable land | – | – | (57,748) | (111) |
| CEO and related management changes costs | – | – | – | 2,089 |
| Severance/Rebranding costs | 3,377 | 438 | 12,244 | 8,696 |
| Lease breakage fee, net | – | – | (22,664) | – |
| Interest - derivative | (211) | – | (213) | – |
| **Core FFO** | **$15,126** | **$17,490** | **$38,991** | **$51,050** |
| Diluted weighted average shares/units outstanding[6] | 100,378 | 99,975 | 100,215 | 99,870 |
| Funds from operations per share-diluted | $0.09 | $0.05 | $0.90 | $(0.26) |
| Core Funds from Operations per share/unit-diluted | $0.15 | $0.17 | $0.39 | $0.51 |
| Dividends declared per common share | $0.00 | $0.00 | $0.00 | $0.00 |

**Notes:** See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

14

# AFFO & Adjusted EBITDA

$ in thousands, except per share amounts and ratios (unaudited)

| | Three Months Ended September 30, 2022 | Three Months Ended September 30, 2021 | Nine Months Ended September 30, 2022 | Nine Months Ended September 30, 2021 |
|---|---|---|---|---|
| **Core FFO (calculated on previous page)** | **$15,126** | **$17,490** | **$38,991** | **$51,050** |
| Add (Deduct) Non-Cash Items: | | | | |
| Straight-line rent adjustments[3] | (2,660) | (4,316) | 3,967 | (7,850) |
| Amortization of market lease intangibles, net | (18) | (536) | (124) | (2,187) |
| Amortization of lease inducements | 37 | (18) | 112 | (27) |
| Amortization of stock compensation | 2,872 | 2,784 | 8,510 | 7,994 |
| Non-real estate depreciation and amortization | 283 | 325 | 933 | 979 |
| Amortization of debt discount/(premium) and mark-to-market, net | – | – | – | 231 |
| Amortization of deferred financing costs | 1,244 | 1,179 | 3,601 | 3,369 |
| Deduct: | | | | |
| Non-incremental revenue generating capital expenditures: | | | | |
| Building improvements | (5,752) | (5,651) | (11,244) | (11,006) |
| Tenant improvements and leasing commissions[4] | (2,936) | (1,136) | (9,197) | (2,408) |
| Tenant improvements and leasing commissions on space vacant for more than one year | (3,379) | (5,479) | (19,277) | (14,635) |
| **Core AFFO[2]** | **$4,817** | **$4,642** | **$16,272** | **$25,510** |

| | Three Months Ended September 30, 2022 | Three Months Ended September 30, 2021 | Nine Months Ended September 30, 2022 | Nine Months Ended September 30, 2021 |
|---|---|---|---|---|
| **Core FFO (calculated on previous page)** | **$15,126** | **$17,490** | **$38,991** | **$51,050** |
| Deduct: | | | | |
| Equity in earnings (loss) of unconsolidated joint ventures, net | 304 | 1,724 | (1,847) | 2,831 |
| Equity in earnings share of depreciation and amortization | (2,576) | (2,605) | (7,819) | (7,411) |
| Add-back: | | | | |
| Interest expense | 22,137 | 15,200 | 54,869 | 50,934 |
| Recurring JV distributions | 2,911 | 1,024 | 9,529 | 5,790 |
| Income (loss) in noncontrolling interest in consolidated joint ventures | (726) | (1,137) | (2,484) | (3,669) |
| Redeemable noncontrolling interest | 6,365 | 6,471 | 19,168 | 19,412 |
| Income tax expense | (110) | 125 | 95 | 278 |
| **Adjusted EBITDA** | **$43,431** | **$38,292** | **$110,502** | **$119,215** |
| Net debt at period end[5] | 2,202,647 | 2,331,830 | 2,202,647 | 2,331,830 |
| Net debt to Adjusted EBITDA | 12.7x | 15.2x | 14.9x | 14.7x |

**Notes:** See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

15

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 16 Three Months Ended September 30, 2022 2021 Net Income (loss) available to common shareholders $(101,218) $(28,314) Add/(Deduct): Noncontrolling interest in operating partnership (10,420) (2,962) Noncontrolling interest in discontinued operations 97 150 Noncontrolling interest in consolidated joint ventures(a) (726) (1,137) Redeemable noncontrolling interest 6,365 6,471 Interest expense 22,137 15,200 Income tax expense (110) 125 Depreciation and amortization 29,060 29,397 Deduct: Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net 5,100 3,000 Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net — (609) (Gain)/loss on sale from unconsolidated joint ventures — 1,886 Equity in (earnings) loss of unconsolidated joint ventures 304 1,724 Add: Property Impairments 84,509 — Company's share of property NOI's in unconsolidated joint ventures(1) 8,019 6,283 EBITDAre $43,117 $31,214 Add: Severance/Rebranding costs 3,377 438 Dead deal and transaction-related costs (3) 3,671 Land and other impairments 2,536 3,401 Loan receivable loss allowance — 5,152 Interest - derivative (211) — Adjusted EBITDAre $48,816 $43,876 (a) Noncontrolling interests in consolidated joint ventures: BLVD 425 (83) (192) BLVD 401 (618) (752) Port Imperial Garage South (32) (111) Port Imperial Retail South 21 (33) Other consolidated joint ventures (14) (49) Net losses in noncontrolling interests $(726) $(1,137) Depreciation in noncontrolling interest in consolidated JV's 705 693 Funds from operations - noncontrolling interest in consolidated JV's $(21) $(444) Interest expense in noncontrolling interest in consolidated JV's 791 807 Net operating income before debt service in consolidated JV's $770 $363 EBITDAre - Quarterly Comparison $ in thousands (unaudited)

# Debt Summary & Maturity Schedule

- 90% of the Company's total debt portfolio (consolidated and unconsolidated) is hedged or fixed at a weighted average interest rate of 4.1%. The debt portfolio has a weighted average maturity of 4.4 years[3]

$ in thousands

| | Balance | % of Total | Weighted Average Interest Rate[(1)] | Weighted Average Maturity in Years |
|---|---|---|---|---|
| **Fixed Rate Debt** | | | | |
| Fixed Rate Secured Debt | $1,717,291 | 75.5% | 3.69% | 4.3 |
| **Variable Rate Debt** | | | | |
| Variable Rate Secured Debt | 558,324 | 24.5% | 5.42% | 2.0 |
| **Totals / Weighted Average** | **$2,275,615** | **100.0%** | **3.70%** | **4.0** |
| Unamortized Deferred Financing Costs | (8,909) | | | |
| **Total Consolidated Debt, net** | **$2,266,706** | | | |
| Partners' Share | (73,511) | | | |
| **VRE Share of Total Consolidated Debt, net[(2)]** | **$2,193,195** | | | |
| **Unconsolidated Secured Debt** | | | | |
| VRE Share | 362,556 | 52.6% | 4.26% | 5.4 |
| Partners' Share | 326,518 | 47.4% | 4.26% | 5.4 |
| **Total Unconsolidated Secured Debt** | **$689,074** | **100.0%** | **4.26%** | **5.4** |
| **Pro Rata Debt Portfolio[(3)]** | | | | |
| Fixed Rate & Hedged Secured Debt | 1,979,919 | 89.8% | 4.11% | 4.4 |
| Variable Rate Secured Debt | 225,741 | 10.2% | 4.95% | 2.0 |
| **Total Pro Rata Debt Portfolio** | **$2,205,660** | **100.0%** | **4.19%** | **4.2** |

## Debt Maturity Schedule (As of October 30, 2022)


$148
$216
$308
$297
$483
$316
$292
$72
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Construction
Multifamily secured
Revolver
Unused Revolver Capacity

1. The actual weighted average of floating rates (LIBOR and SOFR) for the Company's outstanding variable rate debt was 2.72 percent as of September 30, 2022, plus the applicable spread.
2. Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.7 million at Port Imperial South Garage.
3. As of September 30, 2022; excluding the revolving credit facility and mortgage on 101 Hudson Street, which was sold in the fourth quarter 2022, and including the Haus25 LIBOR cap. See endnotes for reconciliation.

17

# Debt Profile

$ in thousands

| | Lender | Effective Interest Rate[1] | September 30, 2022 | Date of Maturity |
|---|---|---|---|---|
| **Secured Construction Loans** | | | | |
| Haus25[2] | QuadReal Finance | LIBOR+ 2.70% | 297,324 | 12/01/24 |
| **Total Secured Construction Debt** | | | **297,324** | |
| **Secured Permanent Loans - Multifamily and Office** | | | | |
| Marriott Hotels at Port Imperial | Fifth Third Bank | LIBOR+ 3.40% | 89,000 | 04/01/23 |
| Portside at East Pier | CBRE Capital Markets/FreddieMac | 3.57% | 58,998 | 08/01/23 |
| Signature Place | Nationwide Life Insurance Company | 3.74% | 43,000 | 08/01/24 |
| Liberty Towers | American General Life Insurance Company | 3.37% | 265,000 | 10/01/24 |
| Portside II at East Pier | New York Life Insurance Co. | 4.56% | 97,000 | 03/10/26 |
| BLVD 425 | New York Life Insurance Co. | 4.17% | 131,000 | 08/10/26 |
| BLVD 401 | New York Life Insurance Co. | 4.29% | 117,000 | 08/10/26 |
| The Upton[3] | Bank of New York Mellon | LIBOR+ 1.58% | 75,000 | 10/27/26 |
| 145 Front at City Square | MUFG Union Bank | LIBOR+ 1.84% | 63,000 | 12/10/26 |
| RiverHouse 9[4] | Bank of New York Mellon | SOFR + 1.41% | 110,000 | 06/21/27 |
| Quarry Place at Tuckahoe | Natixis Real Estate Capital LLC | 4.48% | 41,000 | 08/05/27 |
| BLVD 475 | Northwestern Mutual Life | 2.91% | 165,000 | 11/10/27 |
| RiverHouse 11 | Northwestern Mutual Life | 4.52% | 100,000 | 01/10/29 |
| Soho Lofts | New York Community Bank | 3.77% | 160,000 | 07/01/29 |
| Port Imperial Garage South | American General Life & A/G PC | 4.85% | 32,293 | 12/01/29 |
| The Emery | New York Community Bank | 3.21% | 72,000 | 01/01/31 |
| 101 Hudson | Wells Fargo CMBS | 3.20% | 250,000 | 10/11/26 |
| **Principal Balance Outstanding** | | | **1,869,291** | |
| Unamortized Deferred Financing Costs | | | (8,909) | |
| **Total Secured Permanent Debt** | | | **1,860,382** | |
| **Total Debt** | | | **2,157,706** | |
| **Secured Revolving Credit Facilities & Term Loans:** | | | | |
| Secured Revolving Credit Facility | 8 Lenders | LIBOR + 2.75% | 109,000 | 05/06/24 |
| **Total Consolidated Debt** | | | **2,266,706** | |

1. Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2. Haus25 construction loan can be extended to December 1, 2025.
3. Includes a 3-year LIBOR cap at a strike rate of 1.0%.
4. Includes a 2-year SOFR cap at a strike rate of 3.0%.

18

Property Units Physical Occupancy VRE's Nominal Ownership(1) Q3 2022 NOI(2) Total Debt VRE Share of Q3 NOI VRE Share of Debt Multifamily Urby Harborside 762 97.1% 85.0% $4,755 $189,201 $4,042 $160,821 RiverTrace at Port Imperial 316 95.9% 22.5% 1,989 82,000 448 18,450 Capstone at Port Imperial 360 97.2% 40.0% 2,245 135,000 898 54,000 Riverpark at Harrison 141 96.7% 45.0% 469 30,192 211 13,586 Metropolitan at 40 Park 130 96.2% 25.0% 905 42,567 226 10,642 Metropolitan Lofts 59 100.0% 50.0% 268 18,200 134 9,100 Station House 378 94.4% 50.0% 1,606 91,914 803 45,957 Subtotal - Multifamily 2,146 96.5% 54.9% $12,237 $589,074 $6,762 $312,556 Retail/Hotel Hyatt Regency Jersey City 351 80.3% 50.0% $2,493 $100,000 $1,247 $50,000 Total Operating $14,730 $689,074 $8,009 $362,556 Other Unconsolidated JVs $21 — $10 — Total Unconsolidated JVs $14,751 $689,074 $8,019 $362,556 Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 1. Amounts represent the Company’s share based on ownership percentage. 2. The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 19 Unconsolidated Joint Ventures $ in thousands

Multifamily Portfolio 20

# Operating Portfolio - Multifamily

$ in thousands, except per home

| | | | | | | | Operating Highlights | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | Percentage Occupied | | Average Revenue per Home | | NOI | | |
| | Location | Ownership | Apartments | Rentable SF | Avg. Size | Year Complete | Q3 2022 | Q2 2022 | Q3 2022 | Q2 2022 | Q3 2022 | Q2 2022 | Debt Balance |
| New Jersey Waterfront | | | | | | | | | | | | | |
| Liberty Towers | Jersey City, NJ | 100.0% | 648 | 602,210 | 929 | 2003 | 95.8% | 98.3% | $3,761 | $3,496 | $3,828 | $4,354 | $265,000 |
| BLVD 425 | Jersey City, NJ | 74.3% | 412 | 369,515 | 897 | 2003 | 96.8% | 98.1% | 3,499 | 3,231 | 2,420 | 2,395 | 131,000 |
| BLVD 475 | Jersey City, NJ | 100.0% | 523 | 475,459 | 909 | 2011 | 96.7% | 95.6% | 3,636 | 3,357 | 3,184 | 3,038 | 165,000 |
| BLVD 401 | Jersey City, NJ | 74.3% | 311 | 273,132 | 878 | 2016 | 95.8% | 96.8% | 3,740 | 3,484 | 2,186 | 1,972 | 117,000 |
| Soho Lofts | Jersey City, NJ | 100.0% | 377 | 449,067 | 1,191 | 2017 | 96.8% | 97.3% | 4,221 | 3,925 | 2,281 | 2,400 | 160,000 |
| Urby Harborside | Jersey City, NJ | 85.0% | 762 | 474,476 | 623 | 2017 | 97.1% | 97.4% | 3,393 | 3,319 | 4,755 | 4,991 | 189,201 |
| RiverHouse 9 | Weehawken, NJ | 100.0% | 313 | 245,127 | 783 | 2021 | 99.0% | 100.0% | 3,233 | 3,178 | 1,876 | 1,855 | 110,000 |
| RiverHouse 11 | Weehawken, NJ | 100.0% | 295 | 250,591 | 849 | 2018 | 94.2% | 97.6% | 3,735 | 3,559 | 1,997 | 2,074 | 100,000 |
| RiverTrace at Port Imperial | West New York, NJ | 22.5% | 316 | 295,767 | 936 | 2014 | 95.9% | 96.8% | 3,428 | 3,270 | 1,989 | 1,896 | 82,000 |
| Capstone at Port Imperial | West New York, NJ | 40.0% | 360 | 337,991 | 939 | 2021 | 97.2% | 99.2% | 3,439 | 3,231 | 2,245 | 2,063 | 135,000 |
| **New Jersey Waterfront Subtotal** | | **82.4%** | **4,317** | **3,773,335** | **874** | | **96.6%** | **97.6%** | **$3,603** | **$3,402** | **$26,761** | **$27,038** | **$1,454,201** |
| Massachusetts | | | | | | | | | | | | | |
| Portside at East Pier | East Boston, MA | 100.0% | 181 | 156,091 | 862 | 2015 | 93.7% | 98.3% | $3,036 | $2,928 | $1,165 | $1,181 | $58,998 |
| Portside II at East Pier | East Boston, MA | 100.0% | 296 | 230,614 | 779 | 2018 | 94.8% | 95.1% | 3,138 | 2,989 | 1,834 | 1,782 | 97,000 |
| 145 Front at City Square | Worcester, MA | 100.0% | 365 | 304,936 | 835 | 2018 | 95.3% | 95.6% | 2,474 | 2,337 | 1,484 | 1,410 | 63,000 |
| The Emery | Revere, MA | 100.0% | 326 | 273,140 | 838 | 2020 | 92.9% | 96.6% | 2,578 | 2,490 | 1,333 | 1,429 | 72,000 |
| **Massachusetts Subtotal** | | **100.0%** | **1,168** | **964,781** | **826** | | **94.3%** | **96.2%** | **$2,758** | **$2,637** | **$5,816** | **$5,802** | **$290,998** |
| Other | | | | | | | | | | | | | |
| The Upton | Short Hills, NJ | 100.0% | 193 | 217,030 | 1,125 | 2021 | 95.3% | 96.9% | $4,307 | $3,846 | $1,423 | $1,181 | $75,000 |
| The James | Park Ridge, NJ | 100.0% | 240 | 215,283 | 897 | 2021 | 91.7% | N/A | N/A | N/A | N/A | N/A | N/A |
| Signature Place | Morris Plains, NJ | 100.0% | 197 | 203,716 | 1,034 | 2018 | 94.4% | 99.0% | 2,982 | 2,848 | 900 | 840 | 43,000 |
| Quarry Place at Tuckahoe | Eastchester, NY | 100.0% | 108 | 105,551 | 977 | 2016 | 92.6% | 96.3% | 3,868 | 3,693 | 681 | 666 | 41,000 |
| RiverPark at Harrison | Harrison, NJ | 45.0% | 141 | 124,774 | 885 | 2014 | 96.7% | 95.7% | 2,440 | 2,369 | 469 | 450 | 30,192 |
| Metropolitan at 40 Park[1] | Morristown, NJ | 25.0% | 130 | 124,237 | 956 | 2010 | 96.2% | 96.9% | 3,283 | 3,243 | 614 | 758 | 36,500 |
| Metropolitan Lofts | Morristown, NJ | 50.0% | 59 | 54,683 | 927 | 2018 | 100.0% | 94.9% | 3,416 | 3,327 | 268 | 263 | 18,200 |
| Station House | Washington, DC | 50.0% | 378 | 290,348 | 768 | 2015 | 94.4% | 93.4% | 2,602 | 2,587 | 1,606 | 1,740 | 91,914 |
| **Other Subtotal** | | **72.8%** | **1,446** | **1,335,622** | **924** | | **94.5%** | **95.9%** | **$3,145** | **$3,011** | **$5,961** | **$5,898** | **$335,806** |
| **Operating Portfolio[2]** | | **83.3%** | **6,931** | **6,073,738** | **876** | | **95.8%** | **97.1%** | **$3,373** | **$3,198** | **$38,538** | **$38,738** | **$2,081,005** |

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1. As of September 30, 2022, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2. Operating Portfolio is properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 168,000 sqft of ground floor retail.

21

Commercial Location Ownership Spaces Rentable SF Year Complete Percentage Leased Q3 2022 Percentage Leased Q2 2022 NOI Q3 2022 NOI Q2 2022 Debt Balance Port Imperial Garage South Weehawken, NJ 70.0% 800 320,426 2013 N/A N/A $461 $527 $32,293 Port Imperial Garage North Weehawken, NJ 100.0% 786 304,617 2016 N/A N/A (24) (19) — Port Imperial Retail South Weehawken, NJ 70.0% 18,064 2013 88.1% 88.1% 159 149 — Port Imperial Retail North Weehawken, NJ 100.0% 8,400 2016 100.0% 100.0% 111 113 — Riverwalk at Port Imperial West New York, NJ 100.0% 30,423 2008 65.0% 65.0% 173 152 — Shops at 40 Park Morristown, NJ 25.0% 50,973 2010 69.0% 69.0% 291 309 6,067 Commercial Total 80.9% 732,903 73.5% 73.5% $1,171 $1,231 $38,360 Hotels Location Ownership Keys Year Complete Average Occupancy Q3 2022 Average Occupancy Q2 2022 ADR Q3 2022 ADR Q2 2022 NOI Q3 2022 NOI Q2 2022 Debt Balance Envue, Autograph Collection Weehawken, NJ 100.0% 208 2019 67.4% 73.7% $232 $219 $619 $975 Residence Inn at Port Imperial Weehawken, NJ 100.0% 164 2018 85.5% 83.7% 214 204 810 711 Marriott Hotels at Port Imperial 100.0% 372 75.4% 78.1% $446 $423 $1,429 $1,686 $89,000 Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 22 Operating Portfolio - Commercial $ in thousands

# Lease-Up Portfolio & Land Bank

- There is no remaining equity to be funded

$ in thousands

| | Location | Ownership | Apartment Homes/ Keys | Project Capitalization - Total Costs | Debt[1] | VRE Capital | Third Party Capital | Capital as of Q3 2022 Dev Costs[2] | Debt Balance | Development Schedule Start | Initial Occupancy | Project Stabilization | Projected Stabilized Yield on Cost | Projected Stabilized NOI |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Consolidated | | | | | | | | | | | | | | |
| Haus25 | Jersey City, NJ | 100.0% | 750 | $469,510 | $300,000 | $169,510 | - | $466,834 | $297,324 | Q1 2019 | Q2 2022 | Q1 2023 | 6.48% | $30,426 |

| Land Bank | Potential Units |
|---|---|
| Hudson Waterfront | 3,526 |
| Greater NY/NJ | 1,069 |
| Boston Metro | 864 |
| **Land Bank Total** | 5,459 |

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". NOI amounts are projected only. Lease-Up Portfolio are the assets that have commenced initial operations but have not yet achieved Project Stabilization, achieved over 95% leased for six consecutive weeks. Total Costs represents full project budget, including land and developer fees, and interest expense through project completion as evidenced by a certificate of completion or issuance of a final or temporary certificate of occupancy. VRE Capital represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Projected Stabilized NOI assumes NOI at projected property revenue at 95% occupancy. Projected Stabilized Yield on Cost represents Projected Stabilized NOI divided by Total Costs.

1. Represents maximum loan proceeds.
2. Represents development costs funded with debt or capital as of September 30, 2022.

23

24 Office Portfolio

# Property Listing

| Building | Location | Total SF | Leased SF | % Leased | Avg. Base Rent + Escalations[1] | 2022 Expirations SF | 2022 Expirations % Total | In-Place Rent |
|---|---|---|---|---|---|---|---|---|
| 101 Hudson | Jersey City, NJ | 1,246,283 | 1,009,843 | 81.0% | $39.35 | 11,004 | 1% | $34.57 |
| Harborside 2 & 3 | Jersey City, NJ | 1,487,222 | 1,299,986 | 87.4% | 39.97 | 22,300 | 1% | 42.00 |
| Harborside 5 | Jersey City, NJ | 977,225 | 400,079 | 40.9% | 43.64 | 9,102 | 1% | 52.27 |
| Harborside 6 | Jersey City, NJ | 231,856 | 47,542 | 20.5% | n/a | – | –% | – |
| **Total Waterfront (In-Service)** | | **3,942,586** | **2,757,450** | **69.9%** | **$40.30** | **42,406** | **1%** | **$42.28** |
| Harborside 1[2] | Jersey City, NJ | 399,578 | – | N/A | N/A | N/A | N/A | N/A |
| **Total Waterfront** | | **4,342,164** | **2,757,450** | **63.5%** | **$40.30** | **42,406** | **1%** | **$42.28** |
| 23 Main Street[3] | Holmdel, NJ | 350,000 | 350,000 | 100.0% | 19.12 | – | –% | – |
| **Total Suburban** | | **350,000** | **350,000** | **100.0%** | **$19.12** | **–** | **–%** | **$–** |
| **Total In-Service Office Portfolio** | | **4,292,586** | **3,107,450** | **72.4%** | **$37.92** | **42,406** | **1%** | **$42.28** |

1. Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual September 2022 billings times 12. For leases whose rent commences after October 1, 2022 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
2. Harborside 1 was taken out of service in Q4 2019.
3. Average base rents + escalations reflect rental values on a triple net basis.

25

# Leasing Rollforwards & Activity

## Leasing Rollforwards

**For the three months ended September 30, 2022**

| | Leased (%) Q2 2022 | Inventory Q2 2022 | Leased (SF) Q2 2022 | Inventory Acquired/ Disposed | Leased (SF) Acquired/ Disposed | Expiring/ Adj. SF | Incoming SF | Net Leasing Activity | Inventory Q3 2022 | Leased (SF) Q3 2022 | Leased (%) Q3 2022 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Waterfront | 70.6% | 3,942,586 | 2,784,707 | – | – | (29,601) | 2,344 | (27,257) | 3,942,586 | 2,757,450 | 69.9% |
| Suburban | 100.0% | 350,000 | 350,000 | – | – | – | – | – | 350,000 | 350,000 | 100.0% |
| **Subtotals** | **73.0%** | **4,292,586** | **3,134,707** | **–** | **–** | **(29,601)** | **2,344** | **(27,257)** | **4,292,586** | **3,107,450** | **72.4%** |

**For the nine months ended September 30, 2022**

| | Leased (%) Q4 2021 | Inventory Q4 2021 | Leased (SF) Q4 2021 | Inventory Acquired/ Disposed | Leased (SF) Acquired/ Disposed | Expiring/ Adj. SF | Incoming SF | Net Leasing Activity | Inventory Q3 2022 | Leased (SF) Q3 2022 | Leased (%) Q3 2022 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Waterfront | 72.0% | 4,508,801 | 3,244,653 | (566,215) | (460,352) | (195,566) | 168,715 | (26,851) | 3,942,586 | 2,757,450 | 69.9% |
| Suburban | 100.0% | 350,000 | 350,000 | – | – | – | – | – | 350,000 | 350,000 | 100.0% |
| **Subtotals** | **74.0%** | **4,858,801** | **3,594,653** | **(566,215)** | **(460,352)** | **(195,566)** | **168,715** | **(26,851)** | **4,292,586** | **3,107,450** | **72.4%** |

## Leasing Activity

**For the three months ended September 30, 2022**

| | Number of Transactions | Total SF | New Leases SF | Renewed / Other Retained (SF) | Weighted SF | Weighted Avg. Term (Yrs) | Wtd. Avg. Base Rent ($)[1] | Wtd. Avg. Costs SF Per Year ($) |
|---|---|---|---|---|---|---|---|---|
| Waterfront | 1 | 2,344 | – | 2,344 | 2,344 | 7.5 | $46.29 | $3.37 |
| Suburban | – | – | – | – | – | – | – | – |
| **Subtotals** | **1** | **2,344** | **–** | **2,344** | **2,344** | **7.5** | **$46.29** | **$3.37** |

1. Inclusive of escalations.

26

# Top 15 Tenants

| | Number of Properties | Annualized Base Rental Revenue ($'000)[1] | Company Annualized Base Rental Revenue (%)[2] | Square Feet Leased | Total Company Leased SF (%)[2] | Year of Lease Expiration |
|---|---|---|---|---|---|---|
| Merrill Lynch Pierce Fenner | 1 | $9,612 | 9.5% | 388,207 | 13.2% | 2027 |
| MUFG Bank Ltd. | 1 | $5,689 | 5.6% | 137,076 | 4.7% | 2029 |
| Collectors Universe, Inc. | 1 | $5,545 | 5.5% | 146,812 | 5.0% | (3) |
| E-Trade Financial Corporation | 1 | $5,505 | 5.4% | 132,265 | 4.5% | 2031 |
| Vonage America Inc. | 1 | $5,124 | 5.1% | 350,000 | 11.9% | 2023 |
| Sumitomo Mitsui Banking Corp | 1 | $4,624 | 4.6% | 111,105 | 3.8% | 2036 |
| Arch Insurance Company | 1 | $4,326 | 4.3% | 106,815 | 3.6% | 2024 |
| Brown Brothers Harriman & Co. | 1 | $4,018 | 4.0% | 114,798 | 3.9% | 2026 |
| Tp Icap Americas Holdings Inc | 1 | $3,446 | 3.4% | 100,759 | 3.4% | (4) |
| First Data Corporation | 1 | $3,437 | 3.4% | 64,195 | 2.2% | (5) |
| Cardinia Real Estate | 1 | $3,239 | 3.2% | 79,771 | 2.7% | 2032 |
| New Jersey City University | 1 | $3,058 | 3.0% | 84,929 | 2.9% | 2035 |
| Zurich American Ins. Co. | 1 | $2,989 | 2.9% | 64,414 | 2.2% | 2032 |
| BETMGM, LLC | 1 | $2,800 | 2.8% | 71,343 | 2.4% | (6) |
| Amtrust Financial Services | 1 | $2,614 | 2.6% | 76,892 | 2.6% | 2023 |
| **Totals** | | **$66,026** | **65.3%** | **2,029,381** | **69.0%** | |

1. Annualized base rental revenue plus escalations is based on actual September 2022 billings times 12. For leases whose rent commences after October 1, 2022 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
2. Represents the percentage of space leased and annual base rental revenue to commercial tenants only.
3. Collectors Universe - 16,393 square feet expire in 2023; 130,419 square feet expire in 2038.
4. Tp Icap Americas Holdings - 63,372 square feet expire in 2023; 37,387 square feet expire in 2033.
5. First Data Corporation - 8,014 square feet expire in 2026; 56,181 square feet expire in 2029.
6. BETMGM - 22,300 square feet expire in 2022; 49,043 square feet expire in 2032.

27

# Lease Expirations

| Year of Expiration/Market | Number of Leases Expiring[1] | Net Rentable Area Subject to Expiring Leases (SF) | Percentage of Total Leased Square Feet Represented by Expiring Leases (%) | Annualized Base Rental Revenue Under Expiring Leases ($'000)[2][3] | Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($) | Percentage of Annual Base Rent Under Expiring Leases (%) |
|---|---|---|---|---|---|---|
| 2022 | | | | | | |
| Waterfront | 7 | 42,406 | 1.4% | $1,785 | $42.08 | 1.8% |
| **Total - 2022** | **7** | **42,406** | **1.4%** | **$1,785** | **$42.08** | **1.8%** |
| 2023 | | | | | | |
| Waterfront | 15 | 352,464 | 12.0% | $13,411 | $38.05 | 13.2% |
| Suburban | 1 | 350,000 | 11.9% | $5,124 | $14.64 | 5.1% |
| **Total - 2023** | **16** | **702,464** | **23.9%** | **$18,535** | **$26.22** | **18.3%** |
| 2024 | | | | | | |
| Waterfront | 12 | 195,694 | 6.7% | $7,636 | $39.02 | 7.5% |
| **Total - 2024** | **13** | **195,694** | **6.7%** | **$7,636** | **$39.86** | **7.5%** |
| 2025 | | | | | | |
| Waterfront | 12 | 115,660 | 3.9% | $3,770 | $32.60 | 3.7% |
| **Total - 2025** | **12** | **115,660** | **3.9%** | **$3,770** | **$32.60** | **3.7%** |
| 2026 | | | | | | |
| Waterfront | 10 | 238,717 | 8.1% | $8,203 | $34.36 | 8.1% |
| **Total - 2026** | **10** | **238,717** | **8.1%** | **$8,203** | **$34.36** | **8.1%** |
| 2027 | | | | | | |
| Waterfront | 7 | 422,375 | 14.4% | $11,131 | $26.35 | 11.0% |
| **Total - 2027** | **7** | **422,375** | **14.4%** | **$11,131** | **$26.35** | **11.0%** |
| 2028 and thereafter | | | | | | |
| Waterfront | 33 | 1,224,699 | 41.6% | $50,302 | $41.07 | 49.6% |
| **TOTAL - 2028 and thereafter** | **33** | **1,224,699** | **41.6%** | **$50,302** | **$41.07** | **49.6%** |
| **Totals by Type** | | | | | | |
| Waterfront | 96 | 2,592,015 | 88.1% | $96,238 | $37.13 | 94.9% |
| Suburban | 1 | 350,000 | 11.9% | $5,124 | $14.64 | 5.1% |
| **Totals/Weighted Average** | **97** | **2,942,015** | **100.0%** | **$101,362** | **$34.45** | **100.0%** |

1. Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases.
2. Annualized base rental revenue plus escalations is based on actual September 2022 billings times 12. For leases whose rent commences after October 1, 2022 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
3. Includes leases in effect as of the period end date, some of which have commencement dates in the future.

28

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2,577 and $2,605 for the three months ended September 30, 2022 and 2021, respectively and $7,819 and $7,413 for the nine months September 30, 2022 and 2021, respectively. Excludes non-real estate-related depreciation and amortization of $283 and $325 for the three months ended September 30, 2022 and 2021, respectively, and $933 and $979 for the nine months ended September 30, 2022 and 2021, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. (3) Includes free rent of $5,942 and $6,642 for the three months ended September 30, 2022 and 2021, respectively and $10,060 and $14,831 for the nine months ended September 30, 2022 and 2021, respectively. Also includes the Company's share from unconsolidated joint ventures of $(195) and $687 for the three months ended September 30, 2022 and 2021, respectively and $(819) and $821 for the nine months ended September 30, 2022 and 2021, respectively. (4) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (5) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (6) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (8,615 and 8,708 shares for the three months ended September 30, 2022 and 2021, respectively and 8,633 and 8,758 shares for the nine months ended September 30, 2022 and 2021, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). Pro Forma Debt Portfolio Reconciliation 29 Endnotes Q3 2022 VRE Share of Total Consolidated Debt, net $2,193,195 101 Hudson Mortgage debt - assumed by purchaser on October 7, 2022 (250,000) Revolving Line of Credit (109,000) Unamortized Deferred Financing Costs 8,909 Subtotal $1,843,104 VRE's Share of Unconsolidated Joint Venture Debt 362,556 Total Pro Rata Debt Portfolio $2,205,660 $ in thousands

# Reconciliation of Net Income (Loss) to NOI (three months ended)

$ in thousands (unaudited)

| | Q3 2022 | | | | Q2 2022 | | |
|---|---|---|---|---|---|---|---|
| | Multifamily | Office / Corp | Disc Ops | Total | Multifamily | Office / Corp | Total |
| **Net Income (loss)** | **$(19,986)** | **$(85,916)** | **-** | **$(105,902)** | **$44,677** | **$(8,027)** | **$36,650** |
| Deduct: | | | | | | | |
| Real estate services income | (886) | – | – | (886) | (896) | – | (896) |
| Interest and other investment loss (income) | (152) | (128) | – | (280) | 59 | 130 | 189 |
| Equity in (earnings) loss of unconsolidated joint ventures | 304 | – | – | 304 | (2,638) | – | (2,638) |
| General & Administrative - property level | (1,428) | – | – | (1,428) | (1,137) | – | (1,137) |
| Realized and unrealized (gains) losses on disposition | 5,100 | – | – | 5,100 | – | – | – |
| (Gain) loss on disposition of developable land | – | – | – | – | (55,125) | – | (55,125) |
| (Gain) loss on sale of investment in unconsolidated joint venture | – | – | – | – | – | – | – |
| (Gain) loss from early extinguishment of debt, net | – | – | – | – | 129 | – | 129 |
| Add: | | | | | | | |
| Real estate services expenses | 2,704 | 48 | – | 2,752 | 2,873 | 47 | 2,920 |
| General and administrative | 2,755 | 10,112 | (4) | 12,863 | 1,819 | 9,201 | 11,020 |
| Dead deal and transaction-related costs | – | – | – | – | – | – | – |
| Depreciation and amortization | 21,578 | 7,481 | (99) | 28,960 | 20,149 | 7,881 | 28,030 |
| Interest expense | 19,866 | 2,271 | – | 22,137 | 15,622 | 2,085 | 17,707 |
| Property impairments | – | 84,509 | – | 84,509 | – | – | – |
| Land impairments | 2,536 | – | – | 2,536 | 3,900 | – | 3,900 |
| **Net operating income (NOI)** | **$32,391** | **$18,377** | **$(103)** | **$50,665** | **$29,432** | **$11,317** | **$40,749** |

**Summary of Consolidated Multifamily NOI by Type (unaudited):**

| | Q3 2022 | Q2 2022 |
|---|---|---|
| Total Consolidated Multifamily - Operating Portfolio | $26,592 | $26,577 |
| Total Consolidated Commercial | $880 | $922 |
| Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests): | $27,472 | $27,499 |
| NOI (loss) from services, land/development/repurposing & other assets | $4,919 | $1,933 |
| **Total Consolidated Multifamily NOI** | **$32,391** | **$29,432** |

30

# Company Information, Executive Officers & Analysts

## Company Information

**Corporate Headquarters**
Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste.
Jersey City, New Jersey 07311
(732) 590-1010

**Stock Exchange Listing**
New York Stock Exchange

**Trading Symbol**
Common Shares: VRE

**Contact Information**
Veris Residential, Inc.
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

## Executive Officers

**Mahbod Nia**
*Chief Executive Officer*

**Amanda Lombard**
*Chief Financial Officer*

**Taryn Fielder**
*General Counsel and Secretary*

**Jeff Turkanis**
*EVP and Chief Investment Officer*

**Anna Malhari**
*Chief Operating Officer*

**Gwen Marnell**
*Chief Accounting Officer*

## Equity Research Coverage

**Bank of America Merrill Lynch**
Josh Dennerlein

**BTIG, LLC**
Thomas Catherwood

**Citigroup**
Nicholas Joseph

**Deutsche Bank North America**
Derek Johnston

**Evercore ISI**
Steve Sakwa

**Green Street Advisors**
John Pawlowski

**JP Morgan**
Anthony Paolone

**Truist**
Michael R. Lewis

*Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management. Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.*

31